Supplement No. 1 dated October 3, 1997
                                       to
                         Prospectus dated August 1, 1997
                                       for
                     STATE STREET RESEARCH MONEY MARKET FUND
              a series of State Street Research Money Market Trust

Investment and Other Policy Changes

     Subject to shareholder approval as described below, the following policy changes are expected to be made:

     1. The fundamental policy on illiquid securities will be amended to eliminate the limitation on restricted securities and to change the classification of the policy from fundamental to nonfundamental to provide greater investment flexibility to, among other things, invest in Rule 144A and
Section 4(2) securities.

     2. The fundamental policy regarding concentration of investments in any one industry will be amended to provide that the Fund will invest more than 25% of its total assets in the financial services industry and to allow for changes over time in the definition of an industry as set forth in the Fund's Prospectus and Statement of Additional Information.

     3. The fundamental policy regarding diversification will be amended so that the provisions that limit the Fund's investments in any one non-governmental issuer to 5% of the Fund's assets and prevent the Fund from investing in more than 10% of the voting securities of any non-governmental issuer, will apply to only 75% of the Fund's total assets.

     4. The fundamental policy regarding securities lending will be amended to clarify that lending of portfolio securities up to a maximum value of 33-1/3% of the Fund's total assets will be permissible.

     5. The fundamental policy regarding investments in securities of companies with less than three (3) years' continuous operations will be eliminated to provide greater investment flexibility.

     6. The Master Trust Agreement will be amended to permit the Trustees of the Trust to reorganize, merge or liquidate the Fund without prior shareholder approval.

     7. The Master Trust Agreement will be amended to eliminate the specified maximum time permitted between the record date and any shareholders meeting.

     The above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for December, 1997, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling Shareholder Services at 1-800-562-0032 after November 1, 1997.